UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07540

                -------------------------------------------------

                       Global High Income Dollar Fund Inc.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114

--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.
---------------------------------

[LOGO OF UBS] UBS Global Asset
              Management

              GLOBAL HIGH INCOME DOLLAR FUND INC.
              ANNUAL REPORT

              OCTOBER 31, 2005

--------------------------------------------------------------------------------

After the conclusion of the fiscal year, the Fund commenced a "three-for-one" non-transferable rights offering to the Fund's shareholders. The terms of the rights offering are disclosed in a prospectus dated November 10, 2005, which has been mailed to shareholders. You should carefully read the prospectus before investing.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

December 15, 2005

DEAR SHAREHOLDER,

We are pleased to present you with the annual report for Global High Income Dollar Fund Inc. (the "Fund") for the fiscal year ended October 31, 2005.

PERFORMANCE

Over the one-year period ended October 31, 2005, the Fund's net asset value return was 14.68%, compared with the 14.67% return of its peers, as measured by the Lipper Emerging Markets Debt Funds median (the "median") and the 10.54% return of its benchmark, the J.P. Morgan Emerging Markets Bond Index--Global (the "Index"). On a market price basis, the Fund returned 13.25% over the one-year period, compared with the median's return of 5.62% over the same timeframe. (For more on the Fund's performance, please refer to "Performance at a Glance" on page 5.)

The Fund did not use leverage during the period, which magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund's peer group.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

INVESTMENT GOALS:

Primarily, high level of current income; secondarily, capital appreciation.

PORTFOLIO MANAGEMENT:

Portfolio management team, including Uwe Schillhorn

UBS Global Asset Management (US) Inc.

COMMENCEMENT:

October 8, 1993

NYSE SYMBOL:

GHI

DIVIDEND PAYMENTS:

Monthly

--------------------------------------------------------------------------------

AN INTERVIEW WITH PORTFOLIO MANAGER UWE SCHILLHORN

Q: HOW DID EMERGING MARKETS DEBT PERFORM OVER THE PERIOD?

A. Emerging markets debt (EMD) performed well during the fiscal year, despite concerns about the impact rising US interest rates would have on capital flows into emerging markets countries. The market in general was supported by US Treasury yields that were still relatively low by historical standards, and by generally strong growth in emerging markets economies. In fact, the growth rate in many emerging markets countries outpaced that of their industrialized counterparts. This strength was reflected in the Index's return of 10.54% over the fiscal year, compared with developed markets bonds' return of 4.80%, as measured by the Citigroup World Government Bond Index
   (WGBI) in US dollars on a currency-hedged basis.

   While growth rates remained solid over the reporting period, EMD spreads (the difference in yield between a bond and a comparable US Treasury) experienced

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

   volatility in the early part of 2005 as US Treasury yields rose, making the "carry trade" that drove many investors less attractive. (With a carry trade, an investor borrows money using low-cost, short-term instruments, uses the proceeds to purchase higher-yielding emerging markets debt, and then captures the difference.) After this bout of turbulence, spreads resumed their tightening, ending at levels more reflective of the fiscal and political improvements seen in many of the EMD countries.

Q: WERE THERE ANY THEMES THAT EMERGED AT THE REGIONAL LEVEL?

A. The major economies of Latin America continued to expand in concert over the year. European Economic Union accession for many economies in Eastern Europe, an increasingly important region for emerging markets debt, also propped up performance for the entire asset class.

Q: WHAT WERE SOME OF THE PORTFOLIO POSITIONING STRATEGIES YOU EMPLOYED OVER THE
   PERIOD?

A. The biggest story for the Fund over the course of the fiscal year was our overweight position to Argentina. ("Overweight" or "underweight" refers to how much of a particular sector or country the Fund holds versus its representative benchmark index.) The partial restructuring of its debt by Argentina, which defaulted during the country's recent financial crisis, closes a difficult period for the country. This restructuring improves the prospects for servicing currently outstanding debt, which in turn helps investor sentiment. As a result, the largest share of the Fund's outperformance for the year came from its positions in Argentina.

   We were also underweight to Turkey, Brazil and Mexico in varying degrees over the course of the year. In the case of Turkey, we believed that its debt was overvalued for much of the period, given where the country stood in relation to being granted membership in the European Economic Union. This underweight position hurt Fund performance in US dollar terms, but was offset by our positions in bonds denominated in Turkish currency. We were underweight to both Mexico and Brazil in order to overweight what we believed to be more attractive opportunities in other countries, specifically Argentina. Both of these positions helped the Fund over the fiscal year.

   During the period, we also sought investment opportunities in non-US dollar-denominated local market securities. Given the tight spread environment in external debt at the beginning of the period, the portfolio had roughly a 13% position in local market securities to take advantage of the higher yield potential they offered. As the period progressed, we continued to identify value in select local markets where fundamentals were favorable and interest rates were relatively high, closing with a 21.6% position in local market securities. (The Fund's policies currently permit investment of up to 20% of its net assets in

--------------------------------------------------------------------------------
2

GLOBAL HIGH INCOME DOLLAR FUND INC.

   non-US dollar-denominated debt securities under normal circumstances. As long as this policy is satisfied at the time of investment, an increase above 20% is permissible if it results from a change in the relative value of securities or the size of the Fund.)

   It is important to keep in mind that our sources of return come from many different areas--the overall emerging markets debt market, individual countries, individual bonds, currencies, and duration (a measure of a bond's sensitivity to interest rate changes)--and while a few areas may factor prominently in the returns for a specific period, we do not expect to narrowly focus on a few big country or market bets.

Q: HOW WERE YOU POSITIONED IN OTHER EMERGING MARKETS COUNTRIES?

A: We held overweight positions to both Russia and Qatar. Conversely, we found less compelling values in South Africa, which we had sold off entirely by the end of the reporting period. Elsewhere, our position in Serbia boosted Fund performance for the year, while positions in both Venezuela and Colombia
   (the latter of which we no longer hold in the portfolio) were a drag on performance.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ W. Douglas Beck

W. Douglas Beck, CFA
President
Global High Income Dollar Fund Inc.
Executive Director
UBS Global Asset Management (US) Inc.

/s/ Uwe Schillhorn

Uwe Schillhorn, CFA
Portfolio Management Team Member
Global High Income Dollar Fund Inc.
Executive Director
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 2005. The views and opinions in the letter were current as of December 15, 2005. They are not guarantees of performance or investment results, and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

--------------------------------------------------------------------------------
4

GLOBAL HIGH INCOME DOLLAR FUND INC.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/05

NET ASSET VALUE RETURNS*                                6 MONTHS        1 YEAR       5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------
Global High Income Dollar Fund Inc.                       8.75%         14.68%        15.16%        13.58%
===========================================================================================================
Lipper Emerging Markets Debt Funds median**               8.80%         14.67%        16.65%        14.80%
===========================================================================================================

MARKET PRICE RETURNS*
-----------------------------------------------------------------------------------------------------------
Global High Income Dollar Fund Inc.                       7.32%         13.25%        20.49%        16.96%
===========================================================================================================
Lipper Emerging Markets Debt Funds median**               3.31%          5.62%        17.58%        14.21%
===========================================================================================================

  * Past Performance does not predict future performance. The return and value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends/distributions were reinvested at the net asset value on the payable dates. Market price returns assume that dividends/distributions were reinvested under the Dividend Reinvestment Plan.

    NAV and market price returns for periods of less than one year have not been annualized. Returns do not reflect taxes paid on dividends/distributions or brokerage commissions and taxes paid on the sale of shares.

 ** Lipper peer group data calculated by Lipper Inc.; used with permission. The
    Lipper median is the return of the fund that places in the middle of the Lipper Emerging Markets Debt Funds peer group.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS*                               10/31/05                 4/30/05                 10/31/04
--------------------------------------------------------------------------------------------------------
Net Asset Value                                 $15.72                  $15.15                   $16.43
--------------------------------------------------------------------------------------------------------
Market Price                                    $17.82                  $17.31                   $18.31
--------------------------------------------------------------------------------------------------------
12-Month Dividends/Distributions               $2.8920                 $3.0134                  $1.7443
--------------------------------------------------------------------------------------------------------
Dividend/Distribution at Period-End            $0.1194                 $0.1391                  $0.1488
--------------------------------------------------------------------------------------------------------
Net Assets (mm)                                 $305.7                  $294.5                   $319.4
--------------------------------------------------------------------------------------------------------

CURRENCY EXPOSURE**                            10/31/05                 4/30/05                 10/31/04
--------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated                           78.4%                   86.7%                    98.3%
--------------------------------------------------------------------------------------------------------
Non-U.S. Dollar Denominated                       21.6                    13.3                      1.7
--------------------------------------------------------------------------------------------------------
TOTAL                                            100.0%                  100.0%                   100.0%
========================================================================================================

TOP 10 COUNTRIES (EXCLUDING U.S.)**            10/31/05                 4/30/05                 10/31/04
--------------------------------------------------------------------------------------------------------
Brazil                                            17.6%  Brazil           16.9%  Brazil            22.4%
--------------------------------------------------------------------------------------------------------
Argentina                                         15.2   Russia           16.2   Russia            13.8
--------------------------------------------------------------------------------------------------------
Russia                                            11.2   Mexico           10.2   Mexico            10.1
--------------------------------------------------------------------------------------------------------
Mexico                                             7.0   Argentina        10.1   Argentina          8.4
--------------------------------------------------------------------------------------------------------
Qatar                                              5.7   Qatar             4.6   Malaysia           4.4
--------------------------------------------------------------------------------------------------------
Malaysia                                           5.5   Turkey            4.5   Turkey             4.2
--------------------------------------------------------------------------------------------------------
Philippines                                        5.4   Germany           3.7   Philippines        3.6
--------------------------------------------------------------------------------------------------------
Venezuela                                          3.5   Philippines       3.5   Colombia           3.5
--------------------------------------------------------------------------------------------------------
Turkey                                             3.4   Colombia          3.5   Germany            3.1
--------------------------------------------------------------------------------------------------------
Peru                                               3.2   Malaysia          2.9   Ecuador            3.1
--------------------------------------------------------------------------------------------------------
TOTAL                                             77.7%                   76.1%                    76.6%
========================================================================================================

CREDIT QUALITY**                               10/31/05                 4/30/05                 10/31/04
--------------------------------------------------------------------------------------------------------
A                                                  6.4%                    8.5%                     4.7%
--------------------------------------------------------------------------------------------------------
BBB                                               18.0                    27.8                     29.7
--------------------------------------------------------------------------------------------------------
BB                                                29.4                    32.8                     39.6
--------------------------------------------------------------------------------------------------------
B                                                 18.8                     5.7                     15.3
--------------------------------------------------------------------------------------------------------
CCC                                                1.9                     3.6                      0.7
--------------------------------------------------------------------------------------------------------
Selective Default                                    -                     1.8                      0.9
--------------------------------------------------------------------------------------------------------
Non-Rated                                         19.4                    10.9                      4.9
--------------------------------------------------------------------------------------------------------
Cash Equivalents                                   4.6                     8.4                      3.2
--------------------------------------------------------------------------------------------------------
Other assets less liabilities                      1.5                     0.5                      1.0
--------------------------------------------------------------------------------------------------------
TOTAL                                            100.0%                  100.0%                   100.0%
========================================================================================================

 * Prices and other characteristics will vary over time.

** Weightings represent percentages of net assets as of the dates indicated. The
   Fund's portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), to individual portfolio holdings. S&P is an independent ratings agency.

--------------------------------------------------------------------------------
6

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005

                                                                                      FACE
                                                                                     AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL BONDS -- 93.77%
ARGENTINA -- 15.20%
Banco de Galicia y Buenos Aires+
   4.000%, due 01/01/14 .................................................       $     5,640,000   $  4,709,400
Banco de Galicia y Buenos Aires++
   7.190%, due 01/01/10 .................................................             1,500,000      1,451,250
Banco de Galicia y Buenos Aires+
   11.000%, due 01/01/19 ................................................               753,823        768,899
Republic of Argentina@
   0.000%, due 12/31/33 .................................................     ARS    11,624,143      4,325,895
Republic of Argentina@
   0.153%, due 12/31/33 .................................................            34,872,428     14,665,107
Republic of Argentina+
   3.000%, due 04/30/13 .................................................       $     2,820,000      2,295,480
Republic of Argentina+(a)
   4.005%, due 08/03/12 .................................................            23,212,000     18,221,420
                                                                                                  ------------
                                                                                                    46,437,451
                                                                                                  ------------
BRAZIL -- 17.62%
Brazil Real Credit-Linked Note**
   13.957%, due 01/05/10 ................................................       $     6,026,619      3,305,868
Brazil Real Credit-Linked Note**
   15.560%, due 01/03/07 ................................................             3,192,333      2,637,202
Brazilian Real Credit-Linked Note@
   18.870%, due 01/05/10 ................................................     BRL    19,570,000      4,564,588
Federal Republic of Brazil(b)
   6.000%, due 09/15/13 .................................................       $     3,333,333      3,254,166
Federal Republic of Brazil
   8.250%, due 01/20/34 .................................................             1,200,000      1,168,800
Federal Republic of Brazil
   8.750%, due 02/04/25 .................................................             2,500,000      2,556,250
Federal Republic of Brazil
   8.875%, due 10/14/19 .................................................             5,760,000      6,076,800
Federal Republic of Brazil
   8.875%, due 04/15/24 .................................................             4,870,000      5,045,320
Federal Republic of Brazil
   12.000%, due 04/15/10 ................................................             1,870,000      2,234,650
Federal Republic of Brazil
   12.500%, due 01/05/16 ................................................     BRL     7,900,000      3,311,430
Federal Republic of Brazil, DCB++
   5.250%, due 04/15/12 .................................................       $     3,005,349      2,933,973
Federal Republic of Brazil, DISC++
   5.188%, due 04/15/24 .................................................             6,000,000      5,715,000

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005

                                                                                      FACE
                                                                                     AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL BONDS -- (CONTINUED)
BRAZIL -- (CONCLUDED)
Federal Republic of Brazil, PAR(b)++
   6.000%, due 04/15/24 .................................................       $    11,730,000   $ 11,026,200
                                                                                                  ------------
                                                                                                    53,830,247
                                                                                                  ------------
DOMINICAN REPUBLIC -- 1.58%
Republic of Dominican
   9.500%, due 09/27/11 .................................................       $     4,525,000      4,819,338
                                                                                                  ------------
ECUADOR -- 1.88%
Republic of Ecuador, 144A+
   8.000%, due 08/15/30 .................................................       $     4,945,000      4,425,775
Republic of Ecuador+
   9.000%, due 08/15/30 .................................................       $     1,490,000      1,333,550
                                                                                                  ------------
                                                                                                     5,759,325
                                                                                                  ------------
EL SALVADOR -- 0.95%
Republic of El Salvador
   8.250%, due 04/10/32 .................................................       $     2,770,000      2,915,425
                                                                                                  ------------
GERMANY -- 1.47%
Aries Vermogensverwaltungs, 144A
   9.600%, due 10/25/14 .................................................       $     3,500,000      4,480,000
                                                                                                  ------------
INDONESIA -- 2.42%
Indonesia Government Credit-Linked Note, 144A
   11.000%, due 10/15/14 ................................................     IDR 4,000,000,000        324,969
Indonesia Government Credit-Linked Note, 144A
   13.150%, due 01/15/12 ................................................         4,949,000,000        467,430
Republic of Indonesia
   7.250%, due 04/20/15 .................................................       $       581,000        572,285
Republic of Indonesia, 144A
   7.250%, due 04/20/15 .................................................             3,659,000      3,604,115
Republic of Indonesia, 144A
   7.500%, due 01/15/16 .................................................             1,270,000      1,252,538
Republic of Indonesia, 144A
   8.500%, due 10/12/35 .................................................             1,210,000      1,182,775
                                                                                                  ------------
                                                                                                     7,404,112
                                                                                                  ------------
MALAYSIA -- 5.45%
Johor Corp.@
   0.000%, due 07/31/09 .................................................     MYR    14,500,000      4,186,755
Johor Corp.
   1.000%, due 07/31/12 .................................................            43,970,000     12,463,020
                                                                                                  ------------
                                                                                                    16,649,775
                                                                                                  ------------

--------------------------------------------------------------------------------
8

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005

                                                                                      FACE
                                                                                     AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL BONDS -- (CONTINUED)
MEXICO -- 6.99%
Conproca S.A. de C.V.
   12.000%, due 06/16/10 ................................................       $     1,145,000   $  1,362,550
PEMEX Finance Ltd.
   8.020%, due 05/15/07 .................................................               478,333        487,723
PEMEX Project Funding Master Trust (b)
   8.625%, due 02/01/22 .................................................             9,250,000     11,053,750
United Mexican States
   7.500%, due 04/08/33 .................................................             3,762,000      4,288,680
United Mexican States
   8.300%, due 08/15/31 .................................................             3,400,000      4,182,000
                                                                                                  ------------
                                                                                                    21,374,703
                                                                                                  ------------
PERU -- 3.15%
Republic of Peru++
   4.687%, due 03/07/27 .................................................       $     2,970,000      2,791,800
Republic of Peru
   8.750%, due 11/21/33 .................................................             3,970,000      4,565,500
Republic of Peru
   9.125%, due 02/21/12 .................................................               919,000      1,062,364
Republic of Peru
   9.875%, due 02/06/15 .................................................               980,000      1,207,850
                                                                                                  ------------
                                                                                                     9,627,514
                                                                                                  ------------
PHILIPPINES -- 5.43%
National Power Corp.
   9.875%, due 03/16/10 .................................................       $     8,430,000      9,093,863
Republic of Philippines
   9.500%, due 02/02/30 .................................................             6,245,000      6,588,475
Republic of Philippines
   10.625%, due 03/16/25 ................................................               805,000        928,769
                                                                                                  ------------
                                                                                                    16,611,107
                                                                                                  ------------
POLAND -- 0.41%
Republic of Poland
   5.750%, due 06/24/08 .................................................     PLN     4,110,000      1,268,552
                                                                                                  ------------
QATAR -- 5.71%
State of Qatar
   9.750%, due 06/15/30 .................................................       $    11,760,000     17,463,600
                                                                                                  ------------

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005

                                                                                      FACE
                                                                                     AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL BONDS -- (CONTINUED)
RUSSIA -- 11.22%
Russian Federation+
   5.000%, due 03/31/30 .................................................       $     3,560,000   $  3,953,825
Russian Federation, 144A+
   5.000%, due 03/31/30 .................................................             9,153,589     10,166,205
Russian Federation
   12.750%, due 06/24/28 ................................................             8,370,000     15,149,700
Russian Gazprom Credit-Linked Note, 144A
   8.110%, due 01/18/07 .................................................     RUB    34,500,000      1,231,539
Russian Ruble Credit-Linked Note, 144A
   7.580%, due 10/09/07 .................................................            66,000,000      2,352,521
OAO Gazprom
   9.125%, due 04/25/07 .................................................       $     1,380,000      1,447,275
                                                                                                  ------------
                                                                                                    34,301,065
                                                                                                  ------------
SERBIA -- 2.69%
Republic of Serbia+
   3.750%, due 11/01/24 .................................................       $     9,500,000      8,217,500
                                                                                                  ------------
TURKEY -- 3.42%
Republic of Turkey
   8.000%, due 02/14/34 .................................................       $     2,870,000      2,974,038
Republic of Turkey
   9.875%, due 03/19/08 .................................................               480,000        523,800
Republic of Turkey
   11.875%, due 01/15/30 ................................................             2,032,000      2,951,480
Republic of Turkey
   15.000%, due 02/10/10 ................................................     TRY     1,000,000        832,408
Turkish Credit-Linked Notes@
   0.000%, due 04/27/07 .................................................             3,871,577      3,179,764
                                                                                                  ------------
                                                                                                    10,461,490
                                                                                                  ------------
UKRAINE -- 2.81%
City of Kiev, 144A
   8.000%, due 11/06/15 .................................................       $     2,950,000      2,961,948
ING Bank NV Credit-Linked Note
   11.890%, due 12/30/09 ................................................     UAH     8,270,000      1,853,152
NAK Naftogaz Ukrainy
   8.125%, due 09/30/09 .................................................       $     1,200,000      1,248,000
Republic of Ukraine
   7.650%, due 06/11/13 .................................................               510,000        546,975

--------------------------------------------------------------------------------
10

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005

                                                                                      FACE
                                                                                     AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL BONDS -- (CONTINUED)
UKRAINE -- (CONCLUDED)
Ukraine Credit-Linked Note@
   0.000%, due 12/30/09 .................................................     UAH     8,630,000   $  1,988,570
                                                                                                  ------------
                                                                                                     8,598,645
                                                                                                  ------------
URUGUAY -- 0.28%
Republic of Uruguay
   9.250%, due 05/17/17 .................................................       $       780,000        852,150
                                                                                                  ------------
VENEZUELA -- 3.45%
Republic of Venezuela
   7.650%, due 04/21/25 .................................................       $     2,800,000      2,779,000
Republic of Venezuela
   9.375%, due 01/13/34 .................................................             6,670,000      7,757,210
                                                                                                  ------------
                                                                                                    10,536,210
                                                                                                  ------------
VIETNAM -- 1.64%
Socialist Republic of Vietnam, 144A
   6.875%, due 01/15/16 .................................................       $     5,070,000      5,019,300
                                                                                                  ------------
Total International Bonds (Cost $272,963,322) ...........................                          286,627,509
                                                                                                  ------------

                                                                                      NUMBER OF
                                                                                        RIGHTS
                                                                                      ---------
RIGHTS -- 0.03%
MEXICO -- 0.03%
United Mexican States Value Recovery Rights,
   Series D, Expiration Date 06/30/06(c) ................................             1,885,000         39,018
United Mexican States Value Recovery Rights,
   Series E, Expiration Date 06/30/07(c) ................................             1,885,000         48,068
                                                                                                  ------------
Total Rights (Cost $0) ..................................................                               87,086
                                                                                                  ------------

                                                                                      SHARES
                                                                                     --------
WARRANTS -- 0.08%
ARGENTINA -- 0.08%
Republic of Argentina, expires 12/15/35 .................................            15,308,832        249,670
                                                                                                  ------------
Total Warrants (Cost $195,233) ..........................................                              249,670
                                                                                                  ------------

                                                                                      FACE
                                                                                     AMOUNT
                                                                                    --------
SHORT-TERM INVESTMENTS -- 4.65%
U.S. GOVERNMENT OBLIGATION -- 0.19%
U.S. Treasury Bills,
   3.328%, due 01/05/06(d) .....................................                $       575,000        571,219
                                                                                                  ------------

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005

                                                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- (CONCLUDED)
OTHER -- 4.46%*
UBS Supplementary Trust--U.S. Cash Management Prime Fund, 4.003%** ......            13,645,683   $ 13,645,683
                                                                                                  ------------
Total Short-Term Investments (Cost $14,217,227) .........................                           14,216,902
                                                                                                  ------------
Total Investments (Cost $287,375,782) -- 98.53% .........................                          301,181,167

Cash and other assets, less liabilities -- 1.47% ........................                            4,507,531
                                                                                                  ------------
Net Assets -- 100.00% ...................................................                         $305,688,698
                                                                                                  ============

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
+      Reflects rate at October 31, 2005 on step coupon rate instruments.
++     Reflects rate at October 31, 2005 on variable rate instruments.
@      Reflects annualized yield at October 31, 2005 on zero coupon bonds.
* Security is issued by a fund that is advised by a related entity of UBS Global Asset Management (US) Inc., Global High Income Dollar Fund Inc.'s advisor.
**     Interest rate reflects yield at October 31, 2005.
(a)    Bond interest in default.
(b) All or a portion of this security has been pledged to cover open forward foreign currency contracts.
(c) Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices and inflation.
(d)    This security was pledged to cover margin requirements for futures contracts.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005 the value of these securities amounted to $37,469,115 or 12.26% of net assets.
ARS    Argentina Peso
BRL    Brazilian Real
DCB    Debt Conversion Bond
DISC   Discount Bond
IDR    Indonesian Rupiah
MYR    Malaysian Ringgit
PAR    Par Bond
PLN    Polish Zloty
RUB    Russian Ruble
TRY    New Turkish Lira
UAH    Ukraine Hryvnia

--------------------------------------------------------------------------------
12

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005

FORWARD FOREIGN CURRENCY CONTRACTS

Global High Income Dollar Fund Inc. had the following open forward foreign currency contracts as of October 31, 2005:

                                                                                                 UNREALIZED
                                 CONTRACTS TO                IN                 MATURITY        APPRECIATION/
                                   DELIVER              EXCHANGE FOR              DATES        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Brazilian Real                    26,841,320          USD    11,660,000          11/14/05         $(277,434)
-------------------------------------------------------------------------------------------------------------
Euro                              10,105,000          USD    12,175,666          01/20/06             2,850
-------------------------------------------------------------------------------------------------------------
New Turkish Lira                   5,418,347          USD     3,241,026          04/27/07          (320,256)
-------------------------------------------------------------------------------------------------------------
New Turkish Lira                   4,978,800          USD     3,600,000          11/14/05           (71,836)
-------------------------------------------------------------------------------------------------------------
United States Dollar              11,853,089          BRL    26,841,320          11/14/05            84,345
-------------------------------------------------------------------------------------------------------------
United States Dollar               4,552,111          THB   186,500,000          01/20/06            21,445
-------------------------------------------------------------------------------------------------------------
United States Dollar               3,683,089          TRY     4,978,800          11/14/05           (11,253)
-------------------------------------------------------------------------------------------------------------
United States Dollar               3,528,719          TRY     5,418,347          04/27/07            32,564
-------------------------------------------------------------------------------------------------------------
   Total net unrealized depreciation on forward foreign currency contracts                        $(539,575)
=============================================================================================================

CURRENCY TYPE ABBREVIATIONS:
BRL   Brazilian Real
THB   Thai Baht
TRY   New Turkish Lira
USD   United States Dollar

FUTURES CONTRACTS

Global High Income Dollar Fund Inc. had the following open futures contracts as of October 31, 2005:

                                                   EXPIRATION                            CURRENT       UNREALIZED
                                                     DATES              PROCEEDS          VALUE       APPRECIATION
------------------------------------------------------------------------------------------------------------------
INDEX FUTURES SALE CONTRACTS:
5 Year U.S. Treasury Note, 150 contracts          December 2005        $16,114,875     $15,883,594     $  231,281
------------------------------------------------------------------------------------------------------------------
10 Year U.S. Treasury Note, 70 contracts          December 2005          7,767,463       7,591,719        175,744
------------------------------------------------------------------------------------------------------------------
30 Year U.S. Treasury Bond, 163 contracts         December 2005         19,036,474      18,250,906        785,568
------------------------------------------------------------------------------------------------------------------
   Total net unrealized appreciation on futures contracts                                              $1,192,593
==================================================================================================================

The segregated aggregate market value of investments to cover margin requirements for the open futures positions at October 31, 2005 was $571,219.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2005

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF OCTOBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   International Bonds:
      International Corporate Bonds:
         Capital Markets ............................................      1.13%
         Commercial Banks ...........................................      4.05
         Construction & Engineering .................................      0.45
         Diversified Financial Services .............................      4.78
         Electric Utilities .........................................      2.97
         Oil & Gas ..................................................      4.50
                                                                         ------
   Total International Corporate Bonds ..............................     17.88
      Foreign Government Bonds ......................................     75.89
                                                                         ------
Total International Bonds ...........................................     93.77
Rights ..............................................................      0.03
Warrants ............................................................      0.08
Short-Term Investments ..............................................      4.65
                                                                         ------
Total Investments ...................................................     98.53
Cash and other assets, less liabilities .............................      1.47
                                                                         ------
Net Assets ..........................................................    100.00%
                                                                         ------

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
14

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

--------------------------------------------------------------------------------

ASSETS:

Investments in securities of unaffiliated issuers, at value
   (cost - $273,730,099)                                                                 $287,535,484
-----------------------------------------------------------------------------------------------------
Investments in securities of a related entity, at value
   (cost - $13,645,683)                                                                    13,645,683
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (cost - $530,062)                                                  531,205
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                             8,130,823
-----------------------------------------------------------------------------------------------------
Interest receivable                                                                         3,565,346
-----------------------------------------------------------------------------------------------------
Due from broker                                                                             2,259,793
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency contracts                                 141,204
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on swap agreements                                                    116,848
-----------------------------------------------------------------------------------------------------
Other assets                                                                                    6,384
-----------------------------------------------------------------------------------------------------
Total assets                                                                              315,932,770
-----------------------------------------------------------------------------------------------------
LIABILITIES:

Payable for investments purchased                                                           8,996,705
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency contracts                                 680,779
-----------------------------------------------------------------------------------------------------
Payable to investment advisor and administrator                                               301,366
-----------------------------------------------------------------------------------------------------
Variation margin payable                                                                       30,000
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on swap agreements                                                     44,385
-----------------------------------------------------------------------------------------------------
Director's fees payable                                                                         3,702
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                        187,135
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          10,244,072
-----------------------------------------------------------------------------------------------------
NET ASSETS:

Capital stock - $0.001 par value; 100,000,000 shares authorized;
   19,439,667 shares issued and outstanding                                               268,246,555
-----------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                             (185,012)
-----------------------------------------------------------------------------------------------------
Accumulated net realized gain from investment transactions                                 22,739,583
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures, swaps, forward foreign currency
   transactions and other assets and liabilities denominated in foreign currencies         14,887,572
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $305,688,698
-----------------------------------------------------------------------------------------------------
Net asset value per share                                                                      $15.72
=====================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF OPERATIONS

                                                                                       FOR THE YEAR
                                                                                           ENDED
                                                                                     OCTOBER 31, 2005
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest income net of foreign witholding taxes of $1,666                                 $23,883,324
-----------------------------------------------------------------------------------------------------
Affiliated interest                                                                           271,915
-----------------------------------------------------------------------------------------------------
Total Income                                                                               24,155,239
-----------------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory and administration fees                                                 3,820,148
-----------------------------------------------------------------------------------------------------
Custody and accounting fees                                                                   252,720
-----------------------------------------------------------------------------------------------------
Professional fees                                                                             107,717
-----------------------------------------------------------------------------------------------------
Reports and notices to shareholders                                                            69,342
-----------------------------------------------------------------------------------------------------
Transfer agency fees                                                                           31,947
-----------------------------------------------------------------------------------------------------
Listing Fees                                                                                   23,685
-----------------------------------------------------------------------------------------------------
Directors' fees                                                                                15,446
-----------------------------------------------------------------------------------------------------
Other expenses                                                                                 48,185
-----------------------------------------------------------------------------------------------------
Total expenses                                                                              4,369,190
-----------------------------------------------------------------------------------------------------
Less: Fee waivers by investment advisor and administrator                                     (67,739)
-----------------------------------------------------------------------------------------------------
Net Expenses                                                                                4,301,451
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      19,853,788
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
INVESTMENT ACTIVITIES:

Net realized gain (loss) from:
-----------------------------------------------------------------------------------------------------
   Investment transactions                                                                 34,163,837
-----------------------------------------------------------------------------------------------------
   Futures                                                                                   (622,530)
-----------------------------------------------------------------------------------------------------
   Foreign currency transactions                                                              371,350
-----------------------------------------------------------------------------------------------------
   Swap agreements                                                                             56,487
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) of:
-----------------------------------------------------------------------------------------------------
   Investments                                                                            (12,780,742)
-----------------------------------------------------------------------------------------------------
   Futures                                                                                  1,471,180
-----------------------------------------------------------------------------------------------------
   Swap agreements                                                                             72,463
-----------------------------------------------------------------------------------------------------
   Other assets, liabilities and forward foreign currency contracts                           (37,034)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gains from investment activities                               22,695,011
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $42,548,799
=====================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
16

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE YEARS ENDED OCTOBER 31,
                                                                             ------------------------------------
                                                                                   2005                 2004
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:

Net investment income                                                          $ 19,853,788          $ 19,115,856
-----------------------------------------------------------------------------------------------------------------
Net realized gain from investment transactions                                   34,163,837            39,638,312
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from futures and foreign currency transactions            (251,180)              816,652
-----------------------------------------------------------------------------------------------------------------
Net realized gain from swap agreements                                               56,487                     -
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
-----------------------------------------------------------------------------------------------------------------
  Investments                                                                   (12,780,742)          (15,591,446)
-----------------------------------------------------------------------------------------------------------------
  Futures                                                                         1,471,180              (222,228)
-----------------------------------------------------------------------------------------------------------------
  Swap agreements                                                                    72,463                     -
-----------------------------------------------------------------------------------------------------------------
  Other assets, liabilities and forward foreign currency contracts                  (37,034)               (5,537)
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             42,548,799            43,751,609
-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                           (31,225,937)          (18,957,163)
-----------------------------------------------------------------------------------------------------------------
Net realized gains                                                              (24,993,580)          (14,951,448)
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                               (56,219,517)          (33,908,611)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           (13,670,718)            9,842,998
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:

Beginning of year                                                              $319,359,416          $309,516,418
-----------------------------------------------------------------------------------------------------------------
End of year                                                                    $305,688,698          $319,359,416
-----------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                  ($185,012)            ($282,947)
=================================================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Global High Income Dollar Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with it's primary objective.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of

--------------------------------------------------------------------------------
18

GLOBAL HIGH INCOME DOLLAR FUND INC.

NOTES TO FINANCIAL STATEMENTS

directors (the "Board"). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates. Foreign currency exchange rates were generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occurred between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time periods, the securities were valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Effective November 1, 2005, the Fund began using the foreign currency exchange rates determined as of the close of regular trading on the NYSE.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--Prior to November 1, 2005, the books and records of the Fund were maintained in U.S. dollars using the WM/Reuters closing spot rates as of 4:00 pm London time. Effective November 1, 2005, the Fund began using the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the U.S. dollar equivalent value of a non-U.S. dollar denominated obligation, foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities and other assets and liabilities - at the exchange rates prevailing at the end of the Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the Fund's fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to U.S. federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

NOTES TO FINANCIAL STATEMENTS

purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

FUTURES CONTRACTS--The Fund may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign fixed income markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

SWAP AGREEMENTS--Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized

--------------------------------------------------------------------------------
20

GLOBAL HIGH INCOME DOLLAR FUND INC.

NOTES TO FINANCIAL STATEMENTS

appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

At October 31, 2005, the Fund had outstanding total return swap contracts with the following terms:

                                                                PAYMENTS        UNREALIZED
            NOTIONAL        TERMINATION     PAYMENTS MADE       RECEIVED       APPRECIATION/
             AMOUNT             DATE         BY THE FUND      BY THE FUND     (DEPRECIATION)
-------------------------------------------------------------------------------------------
USD           4,480,000       07/27/07         3.56708%*        11.75%+          $(17,066)
EUR           4,110,000       07/27/07         2.35975%**       11.00%++         $100,277
RUB          34,500,000       10/09/07      $1,396,580^          7.58%#          $(19,495)
IDR      12,500,000,000       10/15/14      $1,065,471^^        11.00%##         $ 16,571

CURRENCY TYPE ABBREVIATIONS:

EUR Euro
IDR Indonesian Rupiah
RUB Russian Ruble
USD United States Dollar
*   Rate based on 6 month LIBOR (USD - BBA)
**  Rate based on 12 month LIBOR (EUR - BBA) plus 29 basis points.
+ Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica bond, due 05/15/2011.
++ Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica bond, due 07/27/2012.
^   Payment made on 09/27/05 to fully fund the swap.
^^  Payment made on 10/07/05 to fully fund the swap.
# Rate is equal to the total return on the OAO Gazprom 7.58% bond, due 10/09/07.
## Rate is equal to the total return on the Republic of Indonesia 11.00% bond, due 10/15/14.
BBA British Banking Association

Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security. The Fund makes payments to the counterparty semi-annually, and the Fund would receive payments only in the event of default. Credit default swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made during each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

NOTES TO FINANCIAL STATEMENTS

At October 31, 2005, the Fund had outstanding credit default swap contracts with the following terms:

                                                           PAYMENTS
         NOTIONAL      TERMINATION     PAYMENTS MADE       RECEIVED        UNREALIZED
          AMOUNT          DATE          BY THE FUND       BY THE FUND     DEPRECIATION
--------------------------------------------------------------------------------------
USD     $4,500,000       10/20/07          1.50%            0.00%*          $(7,824)

* Payment by the counterparty will be made upon the occurrence of a negative credit event with respect to the Republic of Argentina bond, coupon 8.28%, due 12/31/33.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR AND OTHER TRANSACTIONS WITH RELATED
ENTITIES

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. Effective August 1, 2005,

--------------------------------------------------------------------------------
22

GLOBAL HIGH INCOME DOLLAR FUND INC.

NOTES TO FINANCIAL STATEMENTS

UBS Global AM has agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

AVERAGE WEEKLY NET ASSETS                                           ADVISORY FEE
--------------------------------------------------------------------------------
Up to $200 million                                                          1.25%
--------------------------------------------------------------------------------
Above $200 million                                                          1.00%
--------------------------------------------------------------------------------

This waiver will continue indefinitely unless the Board agrees to any change. At October 31, 2005, the Fund owed UBS Global AM $301,366, which is composed of $326,383 of investment advisory and administration fees less fees waived of $25,017. For the year ended October 31, 2005, UBS Global AM waived $67,739 of investment advisory and administration fees from the Fund.

The Fund invests in shares of the UBS Supplementary Trust--U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a business trust managed by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM.

The Fund pays no management fees to Supplementary Trust. Distributions from the Supplementary Trust are reflected as interest income on the Statement of Operations.

Amounts relating to those investments at October 31, 2005 and for the period ended are summarized as follows:

                                                    SALES        INTEREST                        % OF
FUND                            PURCHASES         PROCEEDS        INCOME         VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------
UBS Supplementary Trust --
  U.S. Cash Management
  Prime Fund                   $278,899,196     $275,372,061     $271,915     $13,645,683        4.46%
========================================================================================================

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in his becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. UBS Global AM may execute Fund portfolio transactions through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended October 31, 2005, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $2,534,640. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM,

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

NOTES TO FINANCIAL STATEMENTS

UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

SECURITIES LENDING

The Fund may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. UBS Securities LLC is the lending agent for each Fund. For the year ended October 31, 2005, the Fund did not have any securities on loan and the Fund did not owe UBS Securities LLC compensation as the Fund's lending agent.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized and 19,439,667 shares outstanding at October 31, 2005. For the year ended October 31, 2005 and for the year ended October 31, 2004, the Fund did not repurchase any shares of common stock.

For the period September 17, 1998 (commencement of repurchase program) through February 28, 2001, the Fund repurchased 3,297,000 shares of common stock at an average market price per share of $11.68 and a weighted average discount from net asset value of 14.88%. As of October 31, 2005, paid-in-capital has been reduced by the cost of $38,698,693 of capital stock repurchased since commencement of the repurchase program.

PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2005, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $465,114,762 and $504,429,689, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of

--------------------------------------------------------------------------------
24

GLOBAL HIGH INCOME DOLLAR FUND INC.

NOTES TO FINANCIAL STATEMENTS

its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended October 31, 2005 and October 31, 2004, respectively were as follows:

DISTRIBUTIONS PAID FROM:                                                   2005           2004
-------------------------------------------------------------------------------------------------
Ordinary income                                                        $31,225,937    $30,792,351
-------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                    24,993,580      3,116,260
-------------------------------------------------------------------------------------------------
                                                                        56,219,517     33,908,611
=================================================================================================

At October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income                                                          $6,575,976
-------------------------------------------------------------------------------------------------
Undistributed long-term capital gains                                                  17,879,944
-------------------------------------------------------------------------------------------------
Net unrealized appreciation                                                            12,838,324
-------------------------------------------------------------------------------------------------
Total accumulated earnings                                                            $37,294,244
=================================================================================================

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to premium amortization adjustments and wash sales.

During the current fiscal year, the Fund had no capital loss carry-forwards to offset current year gains.

For federal income tax purposes, the components of net unrealized appreciation of investments at October 31, 2005 were as follows:

Tax cost of investments                                                              $288,274,777
=================================================================================================

Gross appreciation (investments having an excess of value over cost)                 $ 15,021,793
-------------------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of cost over value)                    2,183,469
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           $ 12,838,324
=================================================================================================

To reflect reclassifications arising from permanent "book/tax" differences for the year ended October 31, 2005, accumulated undistributed net investment income was increased by $11,470,084, accumulated net realized gain from investment activities was decreased by $11,470,084.

The difference is primarily due to tax treatment of paydown gains and losses, distributions in excess of net investment income and adjustments for certain debt obligations.

SUBSEQUENT EVENT

On November 10, 2005, the Fund announced the commencement of a "three-for-one" non-transferable rights offering to the Fund's shareholders. The terms of the rights offering are disclosed in a prospectus, dated November 10, 2005, which has been mailed to shareholders and is available on the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                                                    ------------------------------------------------------------
                                                                      2005         2004         2003         2002+        2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $  16.43     $  15.92     $  14.14     $  14.16     $  14.42
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   1.02         0.98         1.02         1.04         1.24
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains from investment activities            1.17         1.27         2.44         0.52         0.10
--------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                 2.19         2.25         3.46         1.56         1.34
--------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                   (1.61)       (0.97)       (1.13)       (1.31)       (1.15)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains from investment transactions     (1.29)       (0.77)       (0.53)           -            -
--------------------------------------------------------------------------------------------------------------------------------
Distributions from paid-in-capital                                         -            -        (0.02)       (0.27)       (0.46)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                      (2.90)       (1.74)       (1.68)       (1.58)       (1.61)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value resulting
  from repurchase of common stock                                          -            -            -            -         0.01
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $  15.72     $  16.43     $  15.92     $  14.14     $  14.16
--------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                                           $  17.82     $  18.31     $  17.07     $  13.87     $  12.98
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                             13.25%       18.68%       36.52%       19.38%       15.80%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                                   $305,689     $319,359     $309,516     $274,968     $275,205
--------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets:
    Before fee waivers by advisor                                       1.43%        1.40%        1.43%        1.43%        1.41%
--------------------------------------------------------------------------------------------------------------------------------
    After fee waivers by advisor                                        1.41%        1.40%        1.43%        1.43%        1.41%
--------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average assets:
    Before fee waivers by advisor                                       6.47%        6.18%        6.66%        7.23%        8.46%
--------------------------------------------------------------------------------------------------------------------------------
    After fee waivers by advisor                                        6.49%        6.18%        6.66%        7.23%        8.46%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  160%         140%          53%          57%          51%
--------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

 + As required, effective as of November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains from investment activities per share by $0.02, and decrease the ratio of net investment income to average net assets from 7.35% to 7.23%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
26

GLOBAL HIGH INCOME DOLLAR FUND INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Global High Income Dollar Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Dollar Fund Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at October 31, 2005, by correspondence with the custodian and other brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. at October 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

New York, New York
December 23, 2005

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

TAX INFORMATION (UNAUDITED)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2005. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
28

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

THE FUND

Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $50.2 billion in assets under management as of September 30, 2005.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as in numerous other publications.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarter of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647-1568.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005 without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov.)

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agents fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027. Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

--------------------------------------------------------------------------------
30

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

DISTRIBUTION POLICY

The Fund's Board adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distributions pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. Prior to December 20, 1999, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses. The Fund's Board may change or terminate the managed distribution policy at any time; any such change or termination may have adverse effect on the market price for the Fund's shares.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made no less frequently than annually.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

BOARD APPROVAL OF ADVISORY AND ADMINISTRATION CONTRACT

BACKGROUND--At a meeting of the Board of Global High Income Dollar Fund Inc. (the "Fund") on July 20, 2005, the members of the Board, including the directors who are not "interested persons" of the Fund ("Independent Directors") as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the Investment Advisory and Administration Contract ("Advisory and Administration Contract") for the Fund. In preparing for the meeting, the Board members had requested and received information from UBS Global Asset Management (US) Inc. ("UBS Global AM") to assist them, including performance and expense information for other investment companies with similar investment objectives to the Fund. The Board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled Board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Contract. Subsequently, the Chairman of the Board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the Board meeting. The Independent Directors also met for several hours the evening before the Board meeting and met again after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of Board members in considering approval of advisory and administration contracts. In its consideration of the approval of the Advisory and Administration Contract, the Board, including the Independent Directors, considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE ADVISORY AND ADMINISTRATION CONTRACT--The Board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Global AM under the Advisory and Administration Contract during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The Board noted that information received at regular meetings throughout the year related to the services rendered by UBS Global AM concerning the management of the Fund's affairs and UBS Global AM's role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The Board's evaluation of the services provided by UBS Global AM took into account the Board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's

--------------------------------------------------------------------------------
32

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The Board had available to it the qualifications, backgrounds and responsibilities of the Fund's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and recognized that these persons report to the Board regularly, some at every Board meeting. The Board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG.

The Board reviewed how transactions in Fund assets are effected. In conducting its review, the Board had available UBS Global AM's brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM's soft dollar policies and practices, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, to the Fund under the Advisory and Administration Contract.

FUND PERFORMANCE--The Board received and considered performance information of the Fund compared to other funds (the "Performance Universe") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data, over the one-, three-, five- and ten-year periods ended May 31, 2005 and since inception. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance.

The comparative Lipper information showed that the Fund's NAV performance as compared against the Performance Universe was consistently at or below average for the comparative periods. Specifically, the Fund's NAV performance was in the third quartile for the one-year period and since the Fund's inception and in the fourth quartile for the three-, five- and ten year periods. The Board in its review noted that more than three-quarters of the Performance Universe utilized leverage, most in excess of twenty percent (20%), allowing for amplified returns in this prolonged bull market, but with an increased level of risk. Management explained that the Fund, which has a lower beta/duration (risk profile), has underperformed its peers during this period, although it has outperformed on

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

corrections, as might be expected with a lower beta/duration. The Board also noted that the Fund has performed on par with its peer group since the inception of the Fund. Based on its review, the Board concluded that the Fund's investment performance was satisfactory.

MANAGEMENT FEE AND EXPENSE RATIO--The Board reviewed and considered the contractual advisory and administration fee (the "Contractual Management Fee") payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The Board also reviewed and considered the actual fee rate (the "Actual Management Fee") paid by the Fund.

Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper (the "Expense Group").

In connection with its consideration of the Fund's management fees, the Board also received information on an affiliate of UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Fund. The Board noted that these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of closed-end funds versus such accounts, the differences in the levels of services required by closed-end funds and such accounts and the memorandum provided by the Fund's legal counsel discussing court decisions regarding the limited usefulness of such comparisons.

The comparative Lipper information showed that the Fund's Contractual Management Fee and Actual Management Fee were in the last quintile in the Fund's Expense Group and was the highest in its Expense Group (i.e., sixth out of six for the periods included in the Lipper report). In addition, the Board noted that the Fund's total expenses were in the third quintile in its Expense Group for the comparison period. The Board noted that although the Fund had a high Contractual Management Fee and Actual Management Fee, the Fund's total expenses were average in comparison with the Fund's Expense Group, resulting from below average nonmanagement fees.

After further discussion, the Board requested that management consider the possibility of instituting a breakpoint for the Fund, particularly in light of the Fund's proposed rights offering. After further discussion, management recommended, and the Board approved, that the Fund's management fee, currently 1.25%, be revised to provide for a breakpoint such that the Fund's management fee would remain at 1.25% of the Fund's average weekly net assets ("average net assets")

--------------------------------------------------------------------------------
34

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

for the first $200 million of assets under management and be reduced to 1.00% of the Fund's average net assets for amounts above $200 million.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Advisory and Administration Contract.

ADVISOR PROFITABILITY--The Board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the UBS New York Fund complex as a whole. In addition, the Board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

ECONOMIES OF SCALE--The Board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential realization of further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders.

In conducting its review, the Board noted that the Fund's Contractual Management Fee did not currently contain any breakpoints but that management had proposed, and the Board had approved, the institution of a breakpoint in the Fund's management fee, as described above. As the Fund's current asset level exceeded the breakpoint, and as any increase in assets due to the proposed rights offering would incur the management fee at the level above the breakpoint, the Board determined that actual economies of scale (on a going forward basis) existed in the form of the breakpoint to the Contractual Management Fee. Management also noted that, if the proposed rights offering is completed, to the extent fixed costs are spread over more assets, the Fund's shareholders may receive a marginal benefit from economies of scale.

Generally, in light of information provided and discussed, the Board believed that UBS Global AM's sharing of current economies of scale with the Fund was acceptable.

OTHER BENEFITS TO UBS GLOBAL AM--The Board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (UNAUDITED)

Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Advisory and Administration Contract to continue for another year.

In making its decision, the Board identified no single factor as being determinative in approving the Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The Board discussed the proposed continuance of the Advisory and Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

--------------------------------------------------------------------------------
36

                  (This page has been left blank intentionally)

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund's Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-780-7438.

INTERESTED DIRECTORS

                                               Term of
                            Position(s)      Office+ and
     Name, Address,          Held with        Length of              Principal Occupation(s)
        and Age                Fund          Time Served               During Past 5 Years
-------------------------------------------------------------------------------------------------------
Margo N. Alexander++;       Director         Since 1996     Mrs. Alexander is retired. She was an
58 c/o UBS Global                                           executive vice president of UBS Financial
Asset Management                                            Services Inc. (from March 1984 to December
51 W 52nd Street                                            2002). She was chief executive officer
New York, NY 10019                                          (from January 1995 to October 2000), a
                                                            director (from January 1995 to September
                                                            2001) and chairman (from March 1999 to
                                                            September 2001) of UBS Global AM (formerly
                                                            known as Mitchell Hutchins Asset Management
                                                            Inc.)

Meyer Feldberg+++;          Director         Since 1996     Professor Feldberg is Dean Emeritus and
63 Morgan Stanley                                           Sanford Bernstein Professor of Leadership
1585 Broadway                                               and Ethics at Columbia Business School,
33rd Floor                                                  although on a two year leave of absence.
New York, NY 10036                                          He is also a senior advisor to Morgan
                                                            Stanley (financial services) (since March
                                                            2005). Prior to July 2004, he was Dean
                                                            and Professor of Management of the
                                                            Graduate School of Business at Columbia
                                                            University (since 1989).

--------------------------------------------------------------------------------
38

GLOBAL HIGH INCOME DOLLAR FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                    Number of
            Portfolios in Fund Complex                                Other Directorships
               Overseen by Director                                    Held by Director
-------------------------------------------------------------------------------------------------------
Mrs. Alexander is a director or trustee of 16          None
investment companies (consisting of 33 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Professor Feldberg is a director or trustee of         Professor Feldberg is also a director of
30 investment companies (consisting of 47              Primedia Inc. (publishing), Federated Department
portfolios) for which UBS Global AM or one of          Stores, Inc. (operator of department stores),
its affiliates serves as investment advisor,           Revlon, Inc. (cosmetics) and SAPPI, Ltd.
sub-advisor or manager.                                (producer of paper).

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS

                                               Term of
                            Position(s)      Office+ and
     Name, Address,          Held with        Length of              Principal Occupation(s)
        and Age                Fund          Time Served               During Past 5 Years
-------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 70    Director and     Since 1995     Mr. Armstrong is chairman and principal of
c/o Willkie Farr &          Chairman of                     R.Q.A. Enterprises (management consulting
Gallagher LLP               the Board of                    firm) (since April 1991 and principal
787 Seventh Avenue          Directors                       occupation since March 1995).
New York, NY 10019-6099

David J. Beaubien; 71       Director         Since 2001     Mr. Beaubien is retired (since 2003). He was
84 Doane Road                                               chairman of Yankee Environmental Systems,
Ware, MA 01082                                              Inc., a manufacturer of meteorological
                                                            measuring systems (since 1991).

Richard R. Burt; 58         Director         Since 1995     Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania Ave.,                                     (international information and security
N.W. Washington, D.C.                                       firm) and IEP Advisors (international
20004                                                       investments and consulting firm).

William D. White; 71        Director         Since 2001     Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA 18972

--------------------------------------------------------------------------------
40

GLOBAL HIGH INCOME DOLLAR FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

                    Number of
            Portfolios in Fund Complex                                Other Directorships
               Overseen by Director                                    Held by Director
-------------------------------------------------------------------------------------------------------
Mr. Armstrong is a director or trustee of 16           None
investment companies (consisting of 33 portfolios)
for which UBS Global AM or one of its affiliates
serves as investment advisor, sub-advisor or
manager.

Mr. Beaubien is a director or trustee of 16            Mr. Beaubien is also a director of IEC
investment companies (consisting of 33 portfolios)     Electronics, Inc., a manufacturer of electronic
for which UBS Global AM or one of its affiliates       assemblies.
serves as investment advisor, sub-advisor or
manager.

Mr. Burt is a director or trustee of 16 investment     Mr. Burt is also a director of Hollinger
companies (consisting of 33 portfolios) for which      International, Inc. (publishing), HCL
UBS Global AM or one of its affiliates serves as       Technologies, Ltd., (software and information
investment advisor, sub-advisor or manager.            technologies), The Central European Fund, Inc.,
                                                       The Germany Fund, Inc., IGT, Inc. (provides
                                                       technology to gaming and wagering industry) and
                                                       chairman of Weirton Steel Corp. (makes and
                                                       finishes steel products). He is also a director
                                                       or trustee of funds in the Scudder Mutual Funds
                                                       Family (consisting of 52 portfolios).

Mr. White is a director or trustee of 16 investment    None
companies (consisting of 33 portfolios) for which
UBS Global AM or one of its affiliates serves as
investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS

                                                Term of                        Principal Occupation(s)
                            Position(s)       Office+ and                       During Past 5 Years;
   Name, Address,            Held with         Length of                 Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served                 for which Person Serves as Officer
------------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 40      Vice President      Since 2005            Mr. Allessie is a director and deputy general
                          and Assistant                             counsel at UBS Global Asset Management (UB)
                          Secretary                                 Inc. and UBS Global Asset Management
                                                                    (Americas) Inc. (collectively, "UBS Global
                                                                    AM--Americas region") (since 2005). Prior to
                                                                    joining UBS Global AM--Americas region, he was
                                                                    senior vice president and general counsel of
                                                                    Kenmar Advisory Corp. (from 2004 to 2005).
                                                                    Prior to that Mr. Allessie was general counsel
                                                                    and secretary of GAM USA Inc., GAM
                                                                    Investments, GAM Services, GAM Funds, Inc. and
                                                                    the GAM Avalon Funds (from 1999 to 2004). Such
                                                                    entities are affiliates of UBS Global
                                                                    AM--Americas region. Prior to joining GAM,
                                                                    Mr. Allessie was regulatory officer to the
                                                                    State of New Jersey, Department of Law and
                                                                    Public Safety, Bureau of Securities (from 1993
                                                                    to 1999). Mr. Allessie is a vice president and
                                                                    assistant secretary of 20 investment companies
                                                                    (consisting of 86 portfolios) for which UBS
                                                                    Global AM-- Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

W. Douglas Beck*; 38      President           Since 2005            Mr. Beck is an executive director and head of
                                                                    product development and management for UBS
                                                                    Global AM--Americas region (since 2002). From
                                                                    March 1998 to November 2002, he held various
                                                                    positions at Merrill Lynch, the most recent
                                                                    being first vice president and co-manager of
                                                                    the managed solutions group. Mr. Beck is
                                                                    president of 20 investment companies
                                                                    (consisting of 86 portfolios) for which UBS
                                                                    Global AM--Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager, and was vice president
                                                                    of such investment companies from 2003 to
                                                                    2005.

--------------------------------------------------------------------------------
42

GLOBAL HIGH INCOME DOLLAR FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                Term of                        Principal Occupation(s)
                            Position(s)       Office+ and                       During Past 5 Years;
   Name, Address,            Held with         Length of                 Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served                 for which Person Serves as Officer
------------------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 39       Vice President      Since 2000            Mr. Disbrow is a director, head of retail
                          and Treasurer       (Vice President)      mutual fund operations and co-head of the
                                              Since 2004            mutual fund finance department of UBS Global
                                              (Treasurer)           AM--Americas region. Prior to November 1999,
                                                                    he was a vice president of Zweig/Glaser
                                                                    Advisers. Mr. Disbrow is a vice president and
                                                                    treasurer of 16 investment companies
                                                                    (consisting of 33 portfolios) and vice
                                                                    president and assistant treasurer of four
                                                                    investment companies (consisting of 53
                                                                    portfolios) for which UBS Global AM or one of
                                                                    its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Mark F. Kemper**; 47      Vice President      Since 2004            Mr. Kemper is general counsel of UBS Global
                          and Secretary                             AM--Americas region (since July 2004).
                                                                    Mr. Kemper also is an executive director of
                                                                    UBS Global AM--Americas region. He was
                                                                    deputy general counsel of UBS Global Asset
                                                                    Management (Americas) Inc. from July 2001
                                                                    to July 2004. He has been secretary of UBS
                                                                    Global AM--Americas since 1999 and assistant
                                                                    secretary of UBS Global Asset Management Trust
                                                                    Company since 1993. Mr. Kemper is secretary
                                                                    of UBS Global AM-- Americas region
                                                                    (since 2004). Mr. Kemper is vice president and
                                                                    secretary of 20 investment companies
                                                                    (consisting of 86 portfolios) for which UBS
                                                                    Global AM--Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Joanne M. Kilkeary*; 37   Vice President      Since 2004            Ms. Kilkeary is an associate director (since
                          and Assistant                             2000) and a senior manager (since 2004) of the
                          Treasurer                                 mutual fund finance department of UBS Global
                                                                    AM--Americas region. Ms. Kilkeary is a vice
                                                                    president and assistant treasurer of 16
                                                                    investment companies (consisting of 33
                                                                    portfolios) for which UBS Global AM--Americas
                                                                    region or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                Term of                        Principal Occupation(s)
                            Position(s)       Office+ and                       During Past 5 Years;
   Name, Address,            Held with         Length of                 Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served                 for which Person Serves as Officer
------------------------------------------------------------------------------------------------------------------
Tammie Lee*; 34           Vice President      Since 2005            Ms. Lee is a director and associate general
                          and Assistant                             counsel of UBS Global AM--Americas region
                          Secretary                                 (since November 2005). Prior to joining UBS
                                                                    Global AM--Americas region, she was vice
                                                                    president and counsel at Deutsche Asset
                                                                    Management/Scudder Investments from April
                                                                    2003 to October 2005. Prior to that she was
                                                                    assistant vice president and counsel at
                                                                    Deutsche Asset Management/Scudder Investments
                                                                    from July 2000 to March 2003. Prior to
                                                                    joining Deutsche Asset Management/ Scudder
                                                                    Investments, she was assistant counsel at
                                                                    First Investors Corporation from August 1996
                                                                    to June 2000. Ms. Lee is a vice president and
                                                                    assistant secretary of 20 investment companies
                                                                    (consisting of 86 portfolios) for which UBS
                                                                    Global AM--Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Joseph T. Malone*; 38     Vice President      Since 2004            Mr. Malone is a director and co-head of the
                          and Assistant                             mutual fund finance department of UBS Global
                          Treasurer                                 AM--Americas region. From August 2000 through
                                                                    June 2001, he was the controller at AEA
                                                                    Investors Inc. From March 1998 to August 2000,
                                                                    Mr. Malone was a manager within the investment
                                                                    management services practice of
                                                                    PricewaterhouseCoopers LLC. Mr. Malone is vice
                                                                    president and assistant treasurer of 16
                                                                    investment companies (consisting of 33
                                                                    portfolios) and vice president, treasurer and
                                                                    principal accounting officer of four
                                                                    investment companies (consisting of 53
                                                                    portfolios) for which UBS Global AM--Americas
                                                                    region or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

--------------------------------------------------------------------------------
44

GLOBAL HIGH INCOME DOLLAR FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONTINUED)

                                                Term of                        Principal Occupation(s)
                            Position(s)       Office+ and                       During Past 5 Years;
   Name, Address,            Held with         Length of                 Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served                 for which Person Serves as Officer
------------------------------------------------------------------------------------------------------------------
Joseph McGill*; 43        Vice President      Since 2004            Mr. McGill is an executive director and chief
                          and Chief                                 compliance officer at UBS Global AM--Americas
                          Compliance                                region (since 2003). Prior to joining UBS
                          Officer                                   Global AM he was assistant general counsel,
                                                                    J.P. Morgan Investment Management (from
                                                                    1999-2003). Mr. McGill is a vice president and
                                                                    chief compliance officer of 20 investment
                                                                    companies (consisting of 86 portfolios) for
                                                                    which UBS Global AM-- Americas region or one
                                                                    of its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

John Penicook**; 47       Vice President      Since 2002            Mr. Penicook is a managing director and global
                                                                    head of fixed income of UBS Global AM.
                                                                    Mr. Penicook is a vice president of three
                                                                    investment companies (consisting of three
                                                                    portfolios) for which UBS Global AM--Americas
                                                                    region or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or
                                                                    manager.

Eric Sanders*; 40         Vice President      Since 2005            Mr. Sanders is a director and associate
                          and Assistant                             general counsel of UBS Global AM--Americas
                          Secretary                                 region (since July 2005). From 1996 until June
                                                                    2005, he held various positions at Fred Alger
                                                                    & Company, Incorporated, the most recent being
                                                                    assistant vice president and associate general
                                                                    counsel. Mr. Sanders is a vice president and
                                                                    assistant secretary of 20 investment companies
                                                                    (consisting of 86 portfolios) for which UBS
                                                                    Global AM-- Americas region or one of its
                                                                    affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

--------------------------------------------------------------------------------

GLOBAL HIGH INCOME DOLLAR FUND INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

OFFICERS (CONCLUDED)

                                                Term of                        Principal Occupation(s)
                            Position(s)       Office+ and                       During Past 5 Years;
   Name, Address,            Held with         Length of                 Number of Portfolios in Fund Complex
      and Age                the Fund         Time Served                 for which Person Serves as Officer
------------------------------------------------------------------------------------------------------------------
Uwe Schillhorn**; 41      Vice President      Since 2004            Mr. Schillhorn is an executive director, and
                                                                    head of emerging markets debt (since 2004) of
                                                                    UBS Global AM--Americas region. Mr. Schillhorn
                                                                    is a vice president of two investment
                                                                    companies (consisting of two portfolios) for
                                                                    which UBS Global AM--Americas region or one of
                                                                    its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Keith A. Weller*; 44      Vice President      Since 1995            Mr. Weller is an executive director and senior
                          and Assistant                             associate general counsel of UBS Global
                          Secretary                                 AM--Americas region. Mr. Weller is a vice
                                                                    president and assistant secretary of 20
                                                                    investment companies (consisting of 86
                                                                    portfolios) for which UBS Global AM--Americas
                                                                    region or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

+ Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Each Director who has attained the age of seventy-two
    (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the Director and serve at the pleasure of the Board.

++ Mrs. Alexander is deemed an "interested person" of the fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.

+++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

--------------------------------------------------------------------------------
46

GLOBAL HIGH INCOME DOLLAR FUND INC.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

Global High Income Dollar Fund Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's president and treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications"). The Section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund's 2005 annual meeting of shareholders, it filed a certification with the NYSE on March 11, 2005 stating that its president was unaware of any violation of the NYSE's Corporate Governance listing standards.

--------------------------------------------------------------------------------

                  (This page has been left blank intentionally)

--------------------------------------------------------------------------------
48

DIRECTORS

Richard Q. Armstrong
Chairman

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

William D. White

PRINCIPAL OFFICERS

W. Douglas Beck                     John Penicook
President                           Vice President

Mark F. Kemper                      Uwe Schillhorn
Vice President and Secretary        Vice President

Thomas Disbrow
Vice President and Treasurer

INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

(C) 2005 UBS Global Asset Management (US) Inc. All rights reserved.

[LOGO OF UBS] UBS

                                                            ---------------
              UBS GLOBAL ASSET MANAGEMENT (US) INC.            Presorted
              51 West 52nd Street                              Standard
              New York, New York 10019-6114                   US Postage
                                                                 PAID
                                                             Smithtown, NY
                                                              Permit 700
                                                            ---------------

ITEM 2.  CODE OF ETHICS.
------------------------

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
------------------------------------------

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
------------------------------------------------

         (a) Audit Fees:
             ----------
             For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $51,400 and $46,100, respectively.

             Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

         (b) Audit-Related Fees:
             ------------------
             In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,712 and $3,500, respectively.

             Fees included in the audit-related category are those associated with(1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements, and (2) review of the consolidated 2004 and 2003 report on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. ("UBS Global AM") and its affiliates to assist the board members in their annual advisory/administration contract reviews.

             There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (c) Tax Fees:
             --------

             In each of the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $9,775 and $9,200, respectively.

             Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

             There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (d) All Other Fees:
             --------------
             In each of the fiscal years ended October 31, 2005 and October 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

             Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

             There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

         (e) (1) Audit Committee Pre-Approval Policies and Procedures:
                 ----------------------------------------------------
                 The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                   The [audit] Committee shall:

                   ...

                   2. Pre-approve (a) all audit and permissible non-audit
                      services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub- committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

                      ---------------

                        (1)The Committee will not approve non-audit services
                           that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                           (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                           Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by
                           (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                   Audit-Related Fees:
                   ------------------

                   There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the registrant.

                   There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                   Tax Fees:
                   --------
                   There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the registrant.

                   There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                   All Other Fees:
                   --------------
                   There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the registrant.

                   There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

         (f) According to E&Y, for the fiscal year ended October 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

         (g) For the fiscal years ended October 31, 2005 and October 31, 2004, the aggregate fees billed by E&Y of $920,314 and $2,035,989 respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                           2005           2004
                                           ----           ----
Covered Services                          $13,487         $12,700
Non-Covered Services                      906,827       2,023,289

         (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
-----------------------------------------------

The registrant has a separately designated standing audit committee (the "Audit Committee") established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Beaubien, Mr. Burt, and Mr. White.

ITEM 6.  SCHEDULE OF INVESTMENTS
--------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
---------------------------------------------------------------------------

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard Burt care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

         (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

         (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from

             Exhibit EX-99 CODE ETH to the registrant's Report on Form N-CSR filed December 30, 2003 (Accession Number: 0001206774-03-000909)
             (SEC File No. 811-07540).

         (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

         (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

             (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Dollar Fund Inc.

By:     /s/ W. Douglas Beck
        -------------------
        W. Douglas Beck
        President

Date:   December 29, 2005
        -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ W. Douglas Beck
        -------------------
        W. Douglas Beck
        President

Date:   December 29, 2005
        -----------------

By:     /s/ Thomas Disbrow
        ------------------
        Thomas Disbrow
        Vice President and Treasurer

Date:   December 29, 2005
        -----------------